UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2016

AMERICAN INTERNATIONAL VENTURES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30368	22-3489463
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification Number)

15105 Kestrelglen Way, Lithia, Florida	33547
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (813) 260-2866

15122 Tealrise Way, Lithia, Florida 33547

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

Revocation and Dismissal of Scrudato & Co. PA.

On December 20, 2016, the registration of the Company’s independent registered public accounting firm, John Scrudato, CPA, was revoked by the Public Company Accounting Oversight Board (the “PCAOB”). On December 28, 2016, as a result of this action of the PCAOB, the Board of Directors of the Company dismissed John Scrudato, CPA (the “Former Auditor”) as the Company’s independent registered public accounting firm.

The Former Auditor was the independent registered public accounting firm for the Registrant from May 21, 2014 until December 28, 2016.  The Former Auditor’s reports on the Registrant's financial statements for the twelve month periods ended May 31, 2016, 2015, 2014 and 2013 did not (a) contain an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused it to make reference to the subject matter of the disagreements in connection with its reports for the twelve month periods ended May 31, 2016, 2015, 2014 and 2013 and the subsequent interim periods preceding December 28, 2016. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the twelve month periods ended May 31, 2016, 2015, 2014 and 2013 and the subsequent interim periods preceding December 28, 2016 in which the Former Auditor served as the Registrant's principal independent accountants.

However, each of (a) the report of the Former Auditor dated August 26, 2016 on our financial statements for the twelve month periods ended May 31, 2016 and 2015, (b) the report of the Former Auditor dated September 11, 2015 on our financial statements for the twelve month periods ended May 31, 2015 and 2014 and (c) the report of the Former Auditor dated September 26, 2014 on our financial statements for the twelve month periods ended May 31, 2014 and 2013 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

The Registrant has provided the Former Auditor with a copy of this disclosure and has requested that the Former Auditor furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from the Former Auditor addressed to the Securities and Exchange Commission dated December 28, 2016 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Appointment of a New Independent Registered Public Accounting Firm

On December 28, 2016, the Company appointed DLL CPA, as its new independent registered public accounting firm (“New Auditor”). The Company’s Board of Directors approved the appointment of the New Auditor.

During the Company’s two most recent fiscal years ended May 31, 2016 and 2015 and through December 28, 2016, neither the Company nor anyone on its behalf consulted with the New Auditor with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and New Auditor did not provide either a written report or oral advice to the Company that New Auditor concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from John Scrudato, CPA.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL VENTURES, INC.

By:	/s/ Jack Wagenti
Name: Jack Wagenti
Title: Chairman
Date: December 29, 2016

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